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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 2003


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



        001-13255                                        43-1781797
        ---------                                        ----------
        (COMMISSION                                      (IRS EMPLOYER
        FILE NUMBER)                                     IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI   63166-6760
---------------------------------------------------------------   ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed as part of this report:

         Exhibit Number                              Description
         --------------                              -----------
                99                  Press Release dated August 4, 2003, issued by Solutia Inc.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On August 4, 2003, Solutia issued a press release announcing that the United States District Court for the Northern District of Alabama had approved a partial consent decree among Solutia, Pharmacia Corporation, the U.S. Environmental Protection Agency and the U.S. Department of Justice in the action captioned United States of America v. Pharmacia Corporation (p/k/a Monsanto Company) and Solutia. The press release sets forth the partial consent decree's impact on Solutia's financial results for the second quarter and six months ended June 30, 2003.

            The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.





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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                              SOLUTIA INC.
                                       -----------------------------------
                                              (Registrant)

                                              /s/ Rosemary L. Klein
                                       -----------------------------------
                                              Assistant Secretary









DATE: AUGUST 6, 2003




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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

   Exhibit Number                              Description
   --------------                              -----------

         99          Press release dated August 4, 2003, issued by Solutia Inc.